DT CAPITAL TRUST


                     7.16% Convertible Preferred Securities
                         (Liquidation Preference $50 per
                         Convertible Preferred Security)
                       Guaranteed by, and Convertible into
                      Common Stock of, DT Industries, Inc.


                          REGISTRATION RIGHTS AGREEMENT


                                                                   June 12, 1997


To the Purchasers Whose Names
Appear in the Acceptance Form
at the End Hereof

Dear Sirs:

     DT Capital Trust, a statutory business trust formed under the laws of the State of Delaware (the "Trust") by DT Industries, Inc., a Delaware corporation (the "Guarantor"), proposes to issue and sell to each of you, (each a "Purchaser", and collectively, the "Purchasers"), upon the terms set forth in a purchase agreement dated June 12, 1997 (the "Purchase Agreement"), among the Purchasers, the Guarantor and the Trust up to 1,400,000 of its 7.16% Convertible Preferred Securities (liquidation preference $50 per Convertible Preferred Security) (the "Preferred Securities"). As an inducement to you to enter into the Purchase Agreement and in satisfaction of a condition to your obligations thereunder, the Trust and the Guarantor agree with you, (i) for your benefit and
(ii) for the benefit of the holders from time to time of the Preferred Securities, the 7.16% Convertible Junior Subordinated Deferrable Interest Debentures Due 2012 (the "Debentures") and the Common Stock, par value $.01 per share (the "Common Stock"), of the Guarantor issuable upon conversion of the Preferred Securities or the Debentures (collectively, together with the
Guarantee of the Guarantor of the Preferred Securities, the "Securities"), including the

Purchasers (each of the foregoing a "Holder" and together the "Holders"), as follows:

     1. Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in or pursuant to the Purchase Agreement or, if not defined therein, in the Confidential Offering Memorandum dated June 12, 1997, in respect of the Preferred Securities or, if not defined therein, in the Amended and Restated Declaration of Trust dated as of June 1, 1997 (the "Declaration") relating to the Trust. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

     "Act" or "Securities Act" means the Securities Act of 1933, as amended.

     "Affiliate" of any specified person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Commission" means the Securities and Exchange Commission.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Managing Underwriters" means the investment banker or investment bankers and manager or managers that shall administer an underwritten offering, if any, as set forth in Section 6 hereof.

     "Prospectus"  means  the  prospectus  included  in any  Shelf  Registration
Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Securities.

     "Shelf Registration" means a registration effected pursuant to Section 2 hereof.

     "Shelf Registration Period" has the meaning set forth in Section 2(b) hereof.

     "Shelf Registration Statement" means a "shelf" registration statement of the Trust and the Guarantor pursuant to the provisions of Section 2 hereof filed with the Commission which covers some or all of the Securities, as applicable, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

     "Underwriter" means any underwriter of Securities in connection with an offering thereof under a Shelf Registration Statement.

     2. Shelf Registration. (a) The Trust and the Guarantor shall as promptly as practicable prepare and, not later than August 15, 1997, shall file with the Commission and thereafter shall each use its best efforts to cause to be declared effective under the Act as soon as practicable, but in no event later than December 15, 1997, a Shelf Registration Statement relating to the offer and sale of the Securities by the Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement; provided, however, that no Holder shall be entitled to have the Securities held by it covered by such Shelf Registration unless such Holder is in compliance with Section 3(m) hereof.

     (b) The Trust and the Guarantor shall each use its best efforts (i) to keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by Holders for so long as shall be required by Rule 144(k) under the Securities Act or any successor rule or regulation thereto after the date the Shelf Registration Statement is declared effective or such shorter period that will terminate upon the earlier of the following: (A) when all the Preferred Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement, (B) when all Debentures issued to Holders in respect of Preferred Securities that had not been sold pursuant to the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement, (C) when all shares of Common Stock issued upon conversion of any such Preferred Securities or any such Debentures that had not been sold pursuant to the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement and (D) when, in the written opinion of counsel to the Trust and the Guarantor, all outstanding Securities may be sold without registration under the Act (in any such case, such period being called the "Shelf Registration Period") and (ii) after the effectiveness of the Shelf Registration Statement, promptly upon the request of any Holder to take any action reasonably necessary to register the sale of any Securities of such Holder and to identify such Holder as a selling securityholder. The Trust and the Guarantor shall be deemed not to have used their best efforts to keep the Shelf Registration Statement effective during the requisite period if either the Trust or the Guarantor voluntarily takes any action that would result in Holders of Securities covered thereby not being able to offer and sell any such Securities during that period, unless (i) such action is required by applicable law or (ii) upon the occurrence of any event contemplated by paragraph 3(c)(2)(iii) below, such action is taken by the Trust or the Guarantor in good faith and for valid business reasons and the Trust and the Guarantor thereafter promptly comply with the requirements of paragraph 3(i) below.

     3. Registration Procedures. In connection with any Shelf Registration Statement, the following provisions shall apply:

     (a) The Trust and the Guarantor shall furnish to the Holders, prior to the filing thereof with the Commission, a copy of any Shelf Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein.

     (b) The Trust and the Guarantor shall take such action as may be necessary so that (i) any Shelf Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act and the Exchange Act and the respective rules and regulations thereunder, (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming part of any Shelf Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

     (c) (1) The Guarantor shall advise the Purchasers and, in the case of clause (i), the Holders and, if requested by the Purchasers or any such Holder, confirm such advice in writing:

          (i) when a Shelf Registration Statement and any amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective; and


          (ii)  of any request by the  Commission  for amendments  or
     supplements   to  the  Shelf  Registration   Statement   or  the
     Prospectus included therein or for additional information.


          (2) The Guarantor shall advise the Purchasers and the Holders and, if requested by the Purchasers or any such Holder, confirm such advice in writing:

          (i) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose;

          (ii) of the receipt by the Trust or the Guarantor of any notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the initiation of any proceeding for such purpose; and


          (iii) of the happening of any event that requires the making of any changes in the Shelf Registration Statement or the Prospectus so that, as of such date, the Registration Statement and the Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made).


     (d) The Guarantor shall use its best efforts to prevent the issuance, and if issued to obtain the withdrawal, of any order suspending the effectiveness of any Shelf Registration Statement at the earliest possible time.

     (e) The Trust and the Guarantor shall, upon written request of a Holder, furnish to each Holder of Securities included within the coverage of any Shelf Registration Statement, without charge, at least one copy of such Shelf
Registration Statement and any post-effective amendment thereto (including any reports or other documents incorporated therein by reference), including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (including those incorporated by reference).


     (f) The Trust and the Guarantor shall, during the Shelf Registration Period, deliver to each Holder of Securities included within the coverage of any Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and each of the Trust and the Guarantor consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Securities in connection with the offering and sale of the Securities covered by the Prospectus or any amendment or supplement thereto during the Shelf Registration Period.

     (g) Prior to any offering of Securities pursuant to any Shelf Registration Statement, the Trust and the Guarantor shall register or qualify or cooperate with the Holders of Securities included therein and their respective counsel in connection with the registration or qualification of such Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holders reasonably request in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities covered by such Shelf Registration Statement; provided, however, that neither the Trust nor the Guarantor will be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

     (h) Unless any Securities shall be in book-entry only form, the Trust and the Guarantor shall cooperate with the Holders of Securities to facilitate the timely preparation and delivery of certificates representing Securities to be sold pursuant to any Shelf Registration Statement free of any restrictive legends and in such permitted denominations and registered in such names as Holders may request in connection with the sale of Securities pursuant to such Shelf Registration Statement.

     (i) Upon the occurrence of any event contemplated by paragraph 3(c)(2)(iii) above, the Trust and the Guarantor shall promptly prepare a post-effective amendment to any Shelf Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to Purchasers of the Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Trust or the Guarantor notifies the Holders of the occurrence of any event contemplated by paragraph 3(c)(2)(iii) above, the Holders shall suspend the use of the Prospectus until the requisite changes to the Prospectus have been made.

     (j) Not later than the effective date of any Shelf Registration Statement hereunder, the Trust and the Guarantor shall provide a CUSIP number for the Preferred Securities and the Debentures in the event of and at the time of any distribution thereof to Holders, registered under such Shelf Registration Statement, and provide the applicable trustee with certificates for such Securities, in a form eligible for deposit with The Depository Trust Company.

     (k) The Trust and the Guarantor shall use their best efforts to comply with all applicable rules and regulations of the Commission and shall make generally available to their security holders or otherwise in accordance with
Section 11(a) of the Securities Act as soon as practicable after the effective date of the applicable Shelf Registration Statement an earning statement satisfying the provisions of Section 11(a) of the Securities Act.

     (l) The Trust and the Guarantor shall cause the Indenture, the Declaration and the Guarantee to be qualified under the Trust Indenture Act in a timely manner.

     (m) The Trust and the Guarantor may require each Holder of Securities to be sold pursuant to any Shelf Registration Statement to furnish to the Trust and the Guarantor such information regarding the Holder and the distribution of such Securities as the Trust and the Guarantor may from time to time reasonably require for inclusion in such Shelf Registration Statement and the Guarantor and the Trust may exclude from such registration the Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.

     (n) The Trust and the Guarantor shall, if requested, promptly incorporate in a Prospectus supplement or post-effective amendment to a Shelf Registration Statement, such information as the Managing Underwriters reasonably agree should be included therein and to which the Trust and the Guarantor do not reasonably object and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after they are notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

     (o) The Trust and the Guarantor shall enter into such customary agreements (including underwriting agreements in customary form) to take all other appropriate actions in order to expedite or facilitate the registration or the disposition of the Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures substantially identical to those set forth in Section 5 (or such other provisions and procedures acceptable to the Managing Underwriters, if any) with respect to all parties to be indemnified pursuant to Section 5.

     (p) The Trust and the Guarantor shall (i) make reasonably available for inspection by the Holders of Securities to be registered thereunder, any underwriter participating in any disposition pursuant to such Shelf Registration Statement, and any attorney, accountant or other agent retained by such Holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Trust and the Guarantor and its subsidiaries; (ii) cause the Guarantor's officers, directors and employees and the Issuer Trustees to supply all relevant information reasonably requested by such Holders or any such underwriter, attorney, accountant or agent in connection with any such Shelf Registration Statement as is customary for similar due diligence examinations; provided, however, that any information that is designated in writing by the Trust and the Guarantor, in good faith, as confidential at the time of delivery of such information shall be kept confidential by such Holders or any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality; and
provided further that the foregoing inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of the Holders and the other parties entitled thereto by one counsel designated by and on behalf of such Holders and other parties; (iii) make such representations and warranties to the Holders of Securities registered thereunder and the underwriters, if any, in form, substance and scope as are customarily made by the Guarantor to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement; (iv) obtain opinions of counsel to the Trust and the Guarantor and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling Holder and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters (it being agreed that the matters to be covered by such opinion shall include, without limitation, as of the date of the opinion and as of the effective date of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, the absence from such Shelf Registration Statement and the prospectus included therein, as then amended or supplemented, including the documents incorporated by reference therein, of an untrue statement of a material fact or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (v) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Guarantor (and, if necessary, any other independent certified public accountants of any subsidiary of the Guarantor or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement), addressed to each such Holder of Securities registered thereunder and the underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings; and (vi) deliver such documents and certificates as may be reasonably requested by any such Holders and the Managing Underwriters, if any, including those to evidence compliance with Section 3(i) and with any customary conditions contained in the underwriting agreement or other agreement into by the Trust and the Guarantor. The foregoing actions set forth in clauses (iii), (iv), (v) and (vi) of this Section 3(p) shall be performed at each closing under any underwritten offering to the extent required thereunder.

     (q) The Trust and the Guarantor will use its best efforts to cause the Common Stock relating to such Shelf Registration Statement to be listed on each securities exchange, if any, on which any shares of Common Stock are then listed.

     (r) The Trust and the Guarantor shall, in the event that any broker-dealer registered under the Exchange Act shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of Rule 2720 of the Conduct Rules ("Rule 2720") of the National Association of Securities Dealers, Inc. ("NASD")), whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such broker or dealer in complying with the requirements of Rule 2720, including, without limitation, by (A) if Rule 2720 shall so require, engaging a "qualified independent underwriter" (as defined in Rule 2720) to participate in the preparation of the Shelf Registration Statement relating to such Securities, to exercise usual standards of due diligence in respect thereto, (B) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 5 hereof and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Conduct Rules of the NASD.

     (s) The Trust and the Guarantor shall use their best efforts to take all other steps necessary to effect the registration, offering and sale of the Securities covered by the Shelf Registration Statement contemplated hereby.


     4. Registration Expenses. Except as otherwise provided in Section 6, the Guarantor shall bear all fees and expenses incurred in connection with the performance of its obligations under Sections 2 and 3 hereof and shall bear or reimburse the Holders for the reasonable fees and disbursements of one firm of counsel designated by the Guarantor and reasonably acceptable to the Holders of a majority of the Securities covered by the Shelf Registration Statement to act as counsel therefor in connection therewith.

     5. Indemnification and Contribution. (a) In connection with any Shelf Registration Statement, the Trust and the Guarantor, jointly and severally, agree to indemnify and hold harmless the Purchasers, the officers and directors of the Purchasers, each Holder of Preferred Securities covered thereby (including the Purchasers) and each person who controls the Purchasers or any such Holder within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement as originally filed or in any amendment thereof, or in any preliminary prospectus or Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Guarantor and the Trust will not be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Guarantor by or on behalf of the Purchasers or any such Holder specifically for inclusion therein and (ii) the foregoing indemnity with respect to any untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus relating to a Shelf Registration Statement shall not inure to the benefit of any Holder (or any person controlling such Holder) from whom the person asserting any such loss, claim, damage or liability purchases any of the Securities that are the subject thereof if such person did not receive a copy of the final prospectus (or the final prospectus as supplemented) at or prior to the written confirmation of the sale of such Securities to such person and the untrue statement or alleged untrue statement or omission or alleged omission contained in the preliminary prospectus was corrected in the final prospectus (or the final prospectus as supplemented). This indemnity agreement will be in addition to any liability which the Guarantor or the Trust may otherwise have.

     The Trust and the Guarantor, jointly and severally, also agree to indemnify or contribute to Losses (as defined below) of, as provided in Section 5(d), any underwriters of Securities registered under the Shelf Registration Statement, their officers, directors, employees and agents and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Purchasers and the selling Holders provided in this Section 5(a) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement, as provided in Section 3(o) and Section 6 hereof.

     (b) Each Holder of Securities covered by a Shelf Registration Statement (including the Purchasers) severally agrees to indemnify and hold harmless (i) the Trust and the Guarantor, (ii) each of the directors of the Guarantor, (iii) each of its officers who signs such Shelf Registration Statement and (iv) each person who controls the Trust or the Guarantor within the meaning of either the Securities Act or the Exchange Act to the same extent as the foregoing indemnity from the Trust and the Guarantor, but only with reference to written information relating to such Holder furnished to the Guarantor by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any such Holder may otherwise have. Notwithstanding the foregoing, the liability of each Holder under this subsection (b) shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the gross proceeds received by such Holder from the sale of Securities covered by the Shelf Registration Statement bears to the total gross proceeds received by all Holders from the sale of Securities covered by the Shelf Registration Statement, but in no event to exceed the amount of such gross proceeds received by such Holder from the sale of Securities covered by such Shelf Registration Statement; provided, however, that the limitation stated in this sentence will not apply to the extent the liability of a Holder is specifically determined by the applicable adjudicating body not to be predicated on such party's status as a selling securityholder and to be predicated instead on (x) such Holder being a director, officer or control person of the Guarantor or the Trust or (y) the willful misconduct of such party. A Holder will not be required to enter into any agreement or undertaking in connection with any registration under this Section 5 providing for any indemnification or contribution to the Guarantor or the Trust on the part of such Holder greater than the Holder's obligations under this Section 5(b).

     (c) Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 5, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability it may have to any indemnified party otherwise than under paragraph (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of such indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 5 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

     (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 5 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the sale of Securities covered by the Shelf Registration Statement which resulted in such Losses; provided, however, that in no case shall the Purchasers or any subsequent Holder of any Security be responsible, in the aggregate, for any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Securities pursuant to the Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, sale of Securities covered by the Shelf Registration Statement which resulted in such Losses as well as any other relevant equitable considerations. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand. The parties agree that it would not be just and equitable if contribution were  determined  by  pro rata  allocation  or  any  other method  of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5, each person who controls a Holder within the meaning of either the Securities Act or the Exchange Act shall have the same rights to contribution as such Holder, and each person who controls the Guarantor or the Trust within the meaning of either the Securities Act or the Exchange Act, each officer of the Guarantor who shall have signed the Shelf Registration Statement and each director of the Guarantor shall have the same rights to contribution as the Guarantor, subject in each case to the applicable terms and conditions of this paragraph (d).

     (e) The provisions of this Section 5 will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Guarantor or the Trust or any of the officers, directors, employees, agents or controlling persons referred to in Section 5 hereof, and will survive the sale by a Holder of Securities covered by the Shelf Registration Statement.

     6. Underwritten Offering. The Holders of Securities covered by the Shelf Registration Statement who desire to do so may sell such Securities in an underwritten offering. In any such underwritten offering, the investment banker or bankers and manager or managers that will administer the offering will be selected by, and the underwriting arrangements with respect thereto will be approved by, the Holders of a majority of the Securities to be included in such offering; provided, however, that (i) such investment bankers and managers and underwriting arrangements must be reasonably satisfactory to the Guarantor and the Trust and (ii) the Guarantor shall not be obligated to arrange for more than one underwritten offering during the Shelf Registration Period. No Holder may participate in any underwritten offering contemplated hereby unless such Holder
(a) agrees to sell such Holder's Securities in accordance with any approved underwriting arrangements, (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such approved underwriting arrangements and (c) at least 20% of the outstanding Securities are included in such underwritten offering. The Holders participating in any underwritten offering shall be responsible for any expenses customarily borne by selling securityholders, including underwriting discounts and commissions and fees and expenses of counsel to the selling securityholders and shall reimburse the Trust and the Guarantor for the fees and disbursements of their counsel, their independent public accountants and any printing expenses incurred in connection with such underwritten offering. Notwithstanding the foregoing or the provisions of
Section 3(n) hereof, upon receipt of a request from the Managing Underwriter or a representative of Holders of a majority of the Securities outstanding to prepare and file an amendment or supplement to the Shelf Registration Statement and Prospectus in connection with an underwritten offering, the Guarantor may delay the filing of any such amendment or supplement for up to 90 days if the Guarantor in good faith has a valid business reason for such delay.

     7.   Miscellaneous.

     (a) No Inconsistent Agreements. The Trust and the Guarantor have not, as of the date hereof, entered into, nor shall they on or after the date hereof, enter into, any agreement with respect to their securities or otherwise that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

     (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Trust and the Guarantor have obtained the written consent of the Purchasers.

     (c)  Notices.   All  notices  and  other  communications  provided  for  or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:


          (1) if to a Holder, at the most current address given by such Holder to the Guarantor in accordance with the provisions of this Section 7(c);

          (2) if to the Purchasers, initially at the applicable address for each Purchaser set forth in the Purchase Agreement; and

          (3) if to the Trust or the Guarantor, initially at its address set forth in the Purchase Agreement.

All such notices and communications shall be deemed to have been duly given when received.

     The  Purchasers  or the Trust and the  Guarantor by notice to the other may
designate   additional  or  different   addresses  for  subsequent   notices  or
communications.

     (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties and the Holders, including, without the need for an express assignment or any consent by the Trust or the Guarantor thereto, subsequent Holders of Securities. The Trust and the Guarantor hereby agree to extend the benefits of this Agreement to any Holder of Securities and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

     (e) Counterparts. This agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (f) Headings. The headings in this agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (g) Governing Law. This agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State.

     (h) Severability. In the event that any one of more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

     Please confirm that the foregoing correctly sets forth the agreement between the Guarantor and you.

                                        Very truly yours,


                                        DT CAPITAL TRUST, by
                                        Stephen J. Gore, solely in his
                                        capacity as trustee and not in his
                                        individual capacity,


                                        By: /s/ Stephen J. Gore
                                            ----------------------------------
                                            Name:   Stephen J. Gore
                                            Title:  Regular Trustee


                                        DT INDUSTRIES, INC.,


                                        By: /s/ Bruce P. Erdel
                                            ----------------------------------
                                            Name:   Bruce P. Erdel
                                            Title:  Vice President-Finance

The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written.

The Northwestern Mutual Life Insurance Company


By: /s/ Richard A. Strait
   ----------------------------------
   Name:  Richard A. Strait
   Title: Vice President


The Travelers Insurance Company
(I/N/O/ TRAL & Co.)


By: /s/ John W. Petchler
   ----------------------------------
   Name:  John W. Petchler
   Title: Second Vice President


The Travelers Indemnity Company
(I/N/O/ TRAL & Co.)


By: /s/ John W. Petchler
   ----------------------------------
   Name:  John W. Petchler
   Title: Second Vice President


MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY


By: /s/ Michael P. Hermsen
   ----------------------------------
   Name:  Michael P. Hermsen
   Title: Managing Director


The foregoing is executed on behalf of the Trust, organized under a Declaration of Trust, dated April 7, 1988, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees or agents of such Trust, but the Trust's property only shall be bound.

MASSMUTUAL PARTICIPATION INVESTORS


By: /s/ Michael P. Hermsen
   ----------------------------------
   Name:  Michael P. Hermsen
   Title: Investment Officer

The foregoing is executed on behalf of the Trust, organized under a Declaration of Trust, dated September 13, 1985, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees or agents of such Trust, but the Trust's property only shall be bound.


MASSMUTUAL CORPORATE INVESTORS


By: /s/ Michael P. Hermsen
   ----------------------------------
   Name:  Michael P. Hermsen
   Title: Investment Officer


MASSMUTUAL CORPORATE VALUE PARTNERS LIMITED,
By Massachusetts Mutual Life Insurance Company, its
Investment Manager


By: /s/ Michael P. Hermsen
   ----------------------------------
   Name:  Michael P. Hermsen
   Title: Managing Director


MASSMUTUAL HIGH YIELD PARTNERS LLC,
By HYP Management, Inc., as Managing Member


By: /s/ Michael P. Hermsen
   ----------------------------------
   Name:  Michael P. Hermsen
   Title: Vice President

                                      NOTE

     The following page contains a list of Exhibits and Schedules which have been intentionally omitted by the Registrant.

     A copy of any omitted Exhibit or Schedule will be provided to the Securities and Exchange Commission upon request.

SCHEDULE A     List  of  names  and  addresses  of  Purchasers  and  liquidation preference of convertible securities to be purchased